                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Nanometrics Incorporated
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           Susanne O. Hereford
- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                            NANOMETRICS INCORPORATED
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Nanometrics Incorporated (the "Company"), a California corporation, will be held on May 23, 1995 at 1:30 p.m., local time, at the principal offices of the Company located at 310 DeGuigne Drive, Sunnyvale, California 94086, for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are elected.

    2. To ratify the appointment of Deloitte & Touche as independent auditors of the Company for the fiscal year ending December 31, 1995.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only shareholders of record at the close of business on May 1, 1995 are entitled to notice of and to vote at the meeting.

    All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.

                                          Sincerely,
                                          Vincent J. Coates
                                          SECRETARY

Sunnyvale, California
May 12, 1995

                            NANOMETRICS INCORPORATED
                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of Nanometrics Incorporated (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on May 23, 1995 at 1:30 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal offices of the Company located at 310 DeGuigne Drive, Sunnyvale, California 94086. The Company's telephone number at that address is
(408) 746-1600.

    These proxy solicitation materials were mailed on or about May 12, 1995 to all shareholders entitled to vote at the meeting.

RECORD DATE AND SHARES OUTSTANDING

    Shareholders of record at the close of business on May 1, 1995 are entitled to notice of and to vote at the meeting. At the record date, 7,454,795 shares of the Company's Common Stock, no par value, were issued and outstanding. For information concerning beneficial owners of more than 5% of the Company see "Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

    Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than four candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock outstanding has one vote.

    The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone.

QUORUM; ABSTENTIONS: BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat absentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

    Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's Annual Meeting for fiscal 1995 must be received by the Company no later than March 1, 1996 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

NOMINEES

    A board of four directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such director's successor has been elected and qualified.

    The names of the nominees and certain information about them are set forth below:

       DIRECTOR
   NAME OF NOMINEE          AGE                       PRINCIPAL OCCUPATION                      SINCE
- - ----------------------      ---      -------------------------------------------------------  ---------
Vincent J. Coates               70   Chairman of the Board and Chief Executive Officer of          1975
                                      the Company
Nathaniel Brenner               68   Retired                                                       1986
Norman V. Coates                45   Proprietor of Gem of the River Produce                        1988
Roger G. Novesky                56   Chief Executive Officer of SOANE BioSciences                  1994

    By virtue of his position in the Company and beneficial ownership of the Company's Common Stock, Vincent J. Coates may be deemed a "control person" of the Company as that term is defined under the Securities Act of 1933, as amended.

    Mr. Vincent J. Coates is the father of Mr. Norman V. Coates. There is no other family relationship between any directors or executive officers of the Company.

    Except as set forth below, each of the nominees has been engaged in his principal occupation described above during the past five years.

    Mr. Vincent Coates has been Chairman of the Board since the Company was founded. He served as President from the founding through July 1988 except for the period from January 1986 through February 1987 when he served exclusively as Chief Executive Officer. He is currently the Chief Executive Officer of the Company and was elected Secretary in February 1989.

    Mr. Nathaniel Brenner was elected a director of the Company in August 1986 and also serves as a consultant to the Company. He joined Beckman Instruments, Inc. in 1976 where he has held the positions of Program Manager, Marketing Manager (Instruments) and General Manager (Spectroscopy). In 1993, Mr. Brenner retired from Beckman Instruments, Inc.

    Mr. Norman V. Coates was elected a director of the Company in May 1988. He has operated Gem of the River Produce, farming and produce packing operations in Orleans, California, as a sole proprietor since 1978. He has also been manager of the Boise Creek Farm operation since 1984.

    Mr. Roger G. Novesky was appointed a director of the Company in the second quarter of 1994 and was elected to the Company's Board of Directors on May 18, 1994. Mr. Novesky joined Beckman Instruments, Inc. ("Beckman") in 1963 where he has held the positions of Vice President, Division Manager of the Spinco division of Beckman and Director of Marketing in the Spinco organization. In 1994, Mr. Novesky retired from Beckman and remained in retirement until October 1994 when he became Chief Executive Officer at Soane BioSciences, Inc., a subsidiary of Soane Technologies, Inc.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth beneficial ownership of Common Stock of the Company as of April 17, 1995, by each director or nominee, by each of the executive officers named in the table under "Executive Compensation -- Summary Compensation Table," by all directors and officers as a group, and by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock:

                                                                NUMBER OF SHARES OF
                                                                    COMMON STOCK
                                                                    BENEFICIALLY        PERCENT
NAME OF BENEFICIAL OWNER                                             OWNED (1)         OF TOTAL
- - --------------------------------------------------------------  --------------------  -----------
Vincent J. Coates ............................................         5,401,774            72.5%
 310 DeGuigne Avenue
 Sunnyvale, CA 94086
Eaton Vance Management, Inc. .................................          441,850(2)           5.9%
 24 Federal Street
 Boston, MA 02110
Nathaniel Brenner.............................................           15,999(3)         *
Norman V. Coates..............................................           23,049(3)         *
Roger G. Novesky..............................................            8,333(4)         *
John D. Heaton................................................           50,000(5)         *
Paul B. Nolan.................................................           28,800(6)         *
All officers and directors as a group (6 persons).............        5,522,955(7)          73.0

- - ------------------------
 * Represents less than 1% of outstanding shares of Common Stock.

(1) Represents sole voting and investment power, except as otherwise noted below.

(2) According to a Schedule 13G filed with the Securities and Exchange Commission on or about January 31, 1995, Eaton Vance Management, Inc. ("EVM") may be deemed to be the beneficial owner of 441,850 shares of Common Stock held by certain funds.

(3)  Includes  14,999  shares  of  Common   Stock  issuable  upon  exercise   of
     outstanding options exercisable within 60 days of April 17, 1995.

(4) Includes 3,333 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of April 17, 1995.

(5) Represents 50,000 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of April 17, 1995.

(6)  Includes  27,000  shares  of  Common   Stock  issuable  upon  exercise   of
     outstanding options exercisable within 60 days of April 17, 1995.

(7) Includes an aggregate of 110,331 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of April 17, 1995.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors held a total of five meetings during the fiscal year ended January 1, 1995.

    The Stock Option Committee of the Board of Directors currently consists of Norman V. Coates and Nathaniel Brenner. The committee, which held no separate meetings during the last fiscal year, is responsible for approving the grant of stock options to the Company's employees under the Company's 1991 Stock Option Plan.

    The Audit Committee of the Board of Directors was established in September 1985 and currently consists of Vincent J. Coates, Norman V. Coates and Nathaniel Brenner. One meeting was held during the last fiscal year.

    During the last fiscal year, all incumbent directors attended more than 75% of all meetings of the Board of Directors and all incumbent directors attended more than 75% of all meetings of committees, if any, upon which such directors served.

BOARD COMPENSATION

    Directors who are not also employees of the Company received an annual retainer fee of $1,500 plus $500 per Board of Directors and committee meetings attended, and are eligible to participate in the Company's 1991 Director Option Plan.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth the compensation paid by the Company with respect to the years ended January 2, 1993, January 1, 1994 and December 31, 1994 to the Chief Executive Officer and all of the executive officers (collectively, the "Named Officers") of the Company(1):

                           SUMMARY COMPENSATION TABLE

                                                                             ANNUAL COMPENSATION
                                                                            ----------------------
                NAME AND PRINCIPAL POSITION                   FISCAL YEAR   SALARY ($)  BONUS ($)
- - -----------------------------------------------------------  -------------  ---------  -----------
Vincent J. Coates                                                   1994      150,244       2,888
 Chief Executive Officer                                            1993      137,848       2,390
                                                                    1992      139,427      17,190
Paul B. Nolan(2)                                                    1994       73,097       1,290
 Chief Financial Officer
John Heaton(3)                                                      1994       80,786       1,540
 Vice President & General Manager

- - ------------------------
(1)  The Company has three executive officers.

(2)  Mr. Nolan became Chief Financial Officer of the Company in March 1994.

(3) Mr. Heaton became Vice President and General Manager of the Company in March 1994

    For a discussion of the Company's obligation to make severance payments to Vincent J. Coates, see "Certain Transactions."

    The Company is the beneficiary of an insurance policy on the life of Vincent
J. Coates in a face amount of $8,000,000. Annual premiums, which are paid by the Company, totaled $200,000 for fiscal 1994 and in subsequent years are fixed at $200,000. Mr. Coates and the Company have entered into an agreement providing that in the event of Mr. Coates' death, his estate has the option to cause the

Company to use the proceeds of the policy to purchase shares of the Company's Common Stock owned by the estate at their then fair market value. The estate is not obligated under the terms of the agreement to exercise the option. If the option were not exercised, the Company would retain the proceeds of the insurance. The purpose of this agreement is to provide Mr. Coates' estate, at its option, the opportunity to obtain cash to pay estate taxes without having to raise all of such money from sales in the open market.

STOCK OPTION GRANTS AND EXERCISES

    The following table sets forth further information regarding individual grants of options during fiscal 1994 to each of the Named Officers. All such grants were made pursuant to the Company's 1991 Incentive Stock Option Plan. In accordance with the rules of the Securities and Exchange Commission (the "SEC"), the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten- year loans based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of their respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company's common stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                          OPTION GRANTS IN FISCAL 1994

                                      INDIVIDUAL GRANTS
                     ----------------------------------------------------  POTENTIAL REALIZABLE
                                     PERCENTAGE                              VALUE AT ASSUMED
                                      OF TOTAL                               ANNUAL RATES OF
                       NUMBER OF       OPTIONS                                 STOCK PRICE
                       SECURITIES    GRANTED TO                              APPRECIATION FOR
                       UNDERLYING     EMPLOYEES    EXERCISE                  OPTION TERM (3)
                        OPTIONS       IN FISCAL      PRICE     EXPIRATION  --------------------
       NAME          GRANTED (#)(1)   1994 (2)      ($/SH)        DATE      5% ($)     10% ($)
- - -------------------  --------------  -----------  -----------  ----------  ---------  ---------
John D. Heaton             25,000          6.0%    $  0.5625     08/25/99  $   3,885  $   8,585
                          125,000         30.0%         0.75     10/12/99     25,901     57,235
Paul B. Nolan              15,000          3.6%       0.5625     08/25/99      2,331      5,151

- - ------------------------
(1) Stock options are granted with an exercise price equal to the fair market value of the Company's common stock on the date of grant. Options generally become exercisable 33% after the first year and 33% each full year thereafter and are fully exercisable after 3 years. Option lapse after 5 years or, if earlier, 90 days after termination of employment.

(2)  Based on 419,000 shares granted during fiscal 1994.

(3) Potential realizable values on net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rights of appreciation only, based on the SEC rules. Actual realizable values, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holder's continued employment through the vesting period.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

    The following table sets forth, for each Named Officer, each exercise of stock options during the fiscal year ended December 31, 1994 and the year-end value of unexercised options:

                                                                 NUMBER OF
                                                                 SECURITIES
                                                             UNDERLYING OPTIONS   VALUE OF UNEXERCISED
                                                                AT YEAR-END:     IN-THE-MONEY OPTIONS AT
                      SHARES ACQUIRED    VALUE ACQUIRED ON      EXERCISABLE/     YEAR-END: EXERCISABLE/
       NAME             ON EXERCISE         EXERCISE(1)        UNEXERCISABLE        UNEXERCISABLE(2)
- - -------------------  -----------------  -------------------  ------------------  -----------------------
John D. Heaton                   0                   0          50,000/150,000                0/0
Paul B. Nolan                    0                   0           27,000/15,000                0/0

- - ------------------------
(1) Market value of underlying securities minus exercise price at time of exercise.

(2)  Market value of underlying securities at year-end minus the exercise price.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5 with the SEC. Such officers, directors and ten percent shareholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended January 1, 1995, all Section 16(a) filing requirements applicable to the officers, directors and ten percent shareholders were complied with.

CERTAIN TRANSACTIONS

    Pursuant to the terms of an agreement dated May 1, 1985 between the Company and Vincent J. Coates, the Company is obligated, in the event Mr. Coates is required to resign as Chief Executive Officer of the Company for any reason, to continue to pay Mr. Coates his salary for five years from the date of such resignation.

     PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board has appointed Deloitte & Touche, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1995. Deloitte & Touche has audited the Company's financial statements since the fiscal year ended December 31, 1991.

    Representatives of Deloitte & Touche are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" APPROVAL AND RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: May 12, 1995

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                               PROXY
                       NANOMETRICS INCORPORATED
                 1995 ANNUAL MEETING OF SHAREHOLDERS
                            May 23, 1995

   The undersigned shareholder(s) of Nanometrics Incorporated, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 12, 1995, and hereby appoints Vincent J. Coates and Paul B. Nolan, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1995 Annual Meeting of Shareholders of Nanometrics Incorporated to be held on May 23, 1995 at 1:30 p.m., local time, at the principal offices of the Company located at 310 DeGuigne Drive, Sunnyvale, California, 94086 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

1.   ELECTION OF DIRECTORS:

     FOR all nominees listed below (except as indicated)

     WITHHOLD AUTHORITY to vote for all nominees listed below

     IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

     Vincent J. Coates, Nathaniel Brenner, Norman V. Coates, Roger G. Novesky.

2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT PUBLIC AUDITORS OF THE COMPANY FOR THE 1995 FISCAL YEAR.

     / /FOR                 / /AGAINST             / /ABSTAIN

                   (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

   In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR RATIFICATION OF DELOITTE & TOUCHE AS INDEPENDENT PUBLIC AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                                                Typed or Printed Name(s)

                                                       Signature

                                                       Signature

                                                 Title, if applicable

                                             Dated:____________________, 1995

   THIS PROXY SHOULD BE MARKED, DATED, SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                   PROXY
                         NANOMETRICS INCORPORATED
                    1995 ANNUAL MEETING OF SHAREHOLDERS
                               MAY 23, 1995

     The undersigned shareholder(s) of Nanometrics Incorporated, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 12, 1995, and hereby appoints Vincent J. Coates and Paul B. Nolan, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1995 Annual Meeting of Shareholders of Nanometrics Incorporated to be held on May 23, 1995 at 1:30 p.m., local time, at the principal offices of the Company located at 310 DeGuigne Drive, Sunnyvale, California, 94086 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

1.   ELECTION OF DIRECTORS:

     FOR all nominees listed below
     (except as indicated)

     WITHHOLD AUTHORITY
     to vote for all nominees listed below

     IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

     Vincent J. Coates, Nathaniel Brenner, Norman V. Coates, Roger G. Novesky.

2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT PUBLIC AUDITORS OF THE COMPANY FOR THE 1995 FISCAL YEAR.

     FOR                    AGAINST                ABSTAIN


              (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)

                        (CONTINUED FROM OTHER SIDE)

     In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR RATIFICATION OF DELOITTE & TOUCHE AS INDEPENDENT PUBLIC AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.


                                      Typed or Printed Name(s)


                                           Signature


                                           Signature


                                       Title, if applicable


                                  Dated:                      , 1995
                                        ----------------------

     THIS PROXY SHOULD BE MARKED, DATED, SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.